UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 28, 2004

NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-61505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive Mayfield Heights, Ohio		44124-4017

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Amend #6 NACCO Industries Unfunded Benefit Plan
Amend #7 Retirement Benefit Plan for Rankin
Amend #1 N. American Coal Appreciation Plan
Amend #5 N. American Coal Supplemental Retirement
Amend #4 N. American Coal Comp Plan for Management
Amend #9 NACCO Mat Hand Unfunded Benefit Plan
Amend #4 NACCO Mat Hand Long Term Incentive
Amend #4 NACCO Mat Hand SNR Exec Long Term Plan
Amend #1 Instrument Benefit Freeze
Amend #1 Hamilton/Proctor Long Term Compensation
Amend #1 Hamilton/Proctor SNR Exec Long Term Incen
Amend #4 Hamilton/Proctor Unfunded Benefit Plan
Amend #1 Kitchen Collection Long Term Incentive
Amend #3 Kitchen Collection Deferred Comp Plan

Item 1.01  Entry into a Material Definitive Agreement.

I.   Introduction

     On December 28, 2004, Charles A. Bittenbender, the Vice President, General Counsel and Secretary of NACCO Industries, Inc. (“NACCO”) and Assistant Secretary of The North American Coal Corporation (“NA Coal”), the NACCO Materials Handling Group, Inc. (“NMHG”), Hamilton Beach/Proctor-Silex, Inc. (“HB/PS”) and The Kitchen Collection, Inc. (“KCI”) (NACCO, NA Coal, NMHG, HB/PS and KCI are referred to collectively as (the “Company”) executed amendments, effective January 1, 2005, to certain benefit arrangements affecting executive officers in response to the passage of the American Jobs Creation Act of 2004 (the “Jobs Act”). Specifically, Mr. Bittenbender executed amendments to the following Company benefit arrangements:

(1) NACCO Industries, Inc. Unfunded Benefit Plan (the “NACCO Unfunded Plan”);

(2) Retirement Benefit Plan for Alfred M. Rankin, Jr. (the “Rankin Plan”);

(3) The North American Coal Corporation Value Appreciation Plan for Years 2000-2009 (the “VAP”);

(4) The North American Coal Corporation Supplemental Retirement Benefit Plan (the “SERP”);

(5) The North American Coal Corporation Deferred Compensation Plan for Management Employees (the “NA Coal Deferred Compensation Plan”);

(6) The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the “NMHG Unfunded Plan”);

(7) NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (the “NMHG LTIP”);

(8) NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (the “NMHG Senior Executive LTIP”);

(9) NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (the “UK Plan”);

(10) Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (the “HB/PS LTIP”);

(11) Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (the “HB/PS Senior Executive LTIP”);

(12) Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (the “HB/PS Unfunded Plan”);

(13) The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (the “KCI LTIP”); and

(14) The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (the “KCI Deferred Compensation Plan”).

II.   The Amendments to the NACCO Unfunded Plan, the Rankin Plan, the VAP, the NA Coal Deferred Compensation Plan, the NMHG Unfunded Plan, the HB/PS Unfunded Plan, and the KCI Deferred Compensation Plan (collectively, the “Deferred Plans”)

     The amendments to the Deferred Plans create additional sub-accounts within each such plan to reflect amounts that are “deferred” as such term is defined in the guidance issued by the Internal Revenue Service with regard to the Jobs Act (the “Guidance”) as of December 31, 2004 and earnings thereon (the “Grandfathered Sub-Accounts”) and amounts that are deferred after December 31, 2004 and earnings thereon (the “Post-2004 Sub-Accounts”). The Grandfathered Sub-Accounts will remain subject to the provisions of the plans in effect prior to the enactment of the Jobs Act and the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code, to the extent permitted by the Jobs Act and the Guidance. The Post-2004 Sub-Accounts will be subject to the amended plan provisions that implement the restrictions of the Jobs Act. In addition, each of the plans was amended to allow participants in the plans to make appropriate deferral elections and to receive distributions under the plans in compliance with the Jobs Act.

     The amendments to the NA Coal Deferred Compensation Plan, NMHG Unfunded Plan and the HB/PS Unfunded Plan revise the claims procedures for each of the plans.

     Finally, the amendment to the KCI Deferred Compensation Plan provides that on and after January 1, 2005, participants may only elect to defer LTIP awards that (1) are 100% vested as of December 31, 2004, (2) have grant dates of January 1, 2004 and (3) are validly and timely deferred under the KCI LTIP.

III.   The Amendments to the NMHG LTIP, the NMHG Senior Executive LTIP, the HB/PS LTIP, the HB/PS Senior Executive LTIP and the KCI LTIP (collectively, the “LTIP Plans”)

     The amendments to the LTIP Plans create two sets of Awards under each such plan — the “Pre-2005 Awards” for Awards that are “deferred,” as such term is defined in the Guidance, as of December 31, 2004 and the “Post-2004 Awards” for Awards that are deferred after December 31, 2004. The Pre-2005 Awards will remain subject to provisions of the plans in effect prior to the enactment of the Jobs Act and the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code, to the extent permitted by the Jobs Act and the Guidance. The Post-2004 Awards will be subject to the amended plan provisions that implement the restrictions of the Jobs Act. In addition, each of the plans was amended to allow participants in the plans to make appropriate deferral elections and to receive distributions under the plans in compliance with the Jobs Act.

IV.   The SERP and the UK Plan (collectively, the “Frozen Plans”)

     The amendments to the Frozen Plans temporarily freeze benefit accruals under each such plan with the intent being that the freeze will be rescinded in the future.

     In addition, the amendment to the SERP revises the claims procedures for the SERP.

V.   Exhibits to Current Report on Form 8-K

     Each of the amendments to the Deferred Plans, LTIP Plans and the Frozen Plans is attached to this Current Report on From 8-K and is hereby incorporated herein by reference. Each of the foregoing summaries of the amendments to the Deferred Plans, the LTIP Plans and the Frozen Plans is qualified in its entirety by reference to the full text of such plan attached hereto as an exhibit.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 6, dated December 28, 2004, to the NACCO Industries, Inc. Unfunded Benefit Plan (effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective January 1, 2005.

10.2	Amendment No. 7, dated December 28, 2004, to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (as amended and restated effective January 1, 1994), effective January 1, 2005.

10.3	Amendment No. 1, dated December 28, 2004, to The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.4	Amendment No. 5 and Instrument of Benefit Freeze, dated December 28, 2004, to The North American Coal Corporation Supplemental Retirement Benefit Plan (as amended and restated effective September 1, 1994), effective as of January 1, 2005.

10.5	Amendment No. 4, dated December 28, 2004, to The North American Coal Corporation Deferred Compensation Plan for Management Employees (as amended and restated effective November 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.6	Amendment No. 9, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (as amended and restated effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.7	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.8	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

Exhibit No.	Exhibit Description

10.9	Amendment No. 1 and Instrument of Benefit Freeze, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (effective as of October 1, 2002), effective as of January 1, 2005.

10.10	Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.11	Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.12	Amendment No. 4, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (as amended and restated effective October 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.13	Amendment No. 1, dated December 28, 2004, to The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.14	Amendment No. 3, dated December 28, 2004, to The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (as amended and restated effective as of November 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

	By:	/s/ Kenneth C. Schilling

		Name:	Kenneth C. Schilling
		Title:	Vice President and Controller

Date: December 29, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 6, dated December 28, 2004, to the NACCO Industries, Inc. Unfunded Benefit Plan (effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective January 1, 2005.

10.2	Amendment No. 7, dated December 28, 2004, to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (as amended and restated effective January 1, 1994), effective January 1, 2005.

10.3	Amendment No. 1, dated December 28, 2004, to The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.4	Amendment No. 5 and Instrument of Benefit Freeze, dated December 28, 2004, to The North American Coal Corporation Supplemental Retirement Benefit Plan (as amended and restated effective September 1, 1994), effective as of January 1, 2005.

10.5	Amendment No. 4, dated December 28, 2004, to The North American Coal Corporation Deferred Compensation Plan for Management Employees (as amended and restated effective November 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.6	Amendment No. 9, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (as amended and restated effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.7	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.8	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

Exhibit No.	Exhibit Description

10.9	Amendment No. 1 and Instrument of Benefit Freeze, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (effective as of October 1, 2002), effective as of January 1, 2005.

10.10	Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.11	Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.12	Amendment No. 4, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (as amended and restated effective October 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.13	Amendment No. 1, dated December 28, 2004, to The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.

10.14	Amendment No. 3, dated December 28, 2004, to The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (as amended and restated effective as of November 1, 2001) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005.